EXPENSE LIMIT AGREEMENT

         Expense Limit Agreement made as of May 1, 2006 and as revised on September 15, 2006 between Pioneer Investment Management, Inc. ("PIM"), on behalf of itself and its affiliates, Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") and Pioneer Funds Distributor, Inc. ("PFD"), and each of the Pioneer Funds listed on Annex A, as updated from time to time (each a "Fund").

         Whereas PIM, PIMSS and PFD wish to reduce the expenses of each Fund;
         and

         Whereas each Fund wishes to have PIM enter into such an agreement.

         Now therefore the parties agree as follows:

         SECTION 1 Special Class A Limitations. The expenses attributable to each class of shares of the Funds listed on Annex B, as updated from time to time, shall be reduced, if necessary, so that the Ordinary Operating Expenses (as defined below) of each Fund attributable to such class of shares do not exceed the percentage of average daily net assets attributable to the applicable class of shares of such Fund as set forth on Annex B. This expense limitation shall be effected first by PIMSS waiving transfer agency fees and expenses allocated to the applicable class of shares. If waiving transfer agency fees and expenses alone is not sufficient to achieve the expense limitation reflected in Annex B, PFD shall waive Rule 12b-1 fees attributable to the applicable class of shares. In the event that waiving transfer agency fees and expenses and Rule 12b-1 fees attributable to a class of shares is not sufficient to achieve the expense limitation reflected in Annex B, PIM shall reimburse other expenses or waive other fees ("Fund-Wide Expenses") to the extent necessary to further reduce the expenses attributable to that class of shares to the percentage of average daily net assets reflected in Annex B. In the event that PIM waives or reimburses any Fund-Wide Expenses, PIM also agrees to waive or reimburse the Fund-Wide Expenses attributable to any other authorized class of shares to the same extent that such expenses are reduced for the class of shares that required the reduction of Fund-Wide Expenses. Notwithstanding the foregoing, in the event that pursuant to Section 2, PIM is waiving or reimbursing Fund-Wide Expenses with respect to a class of shares, the expenses of each class of shares shall be limited first by waiving or reimbursing Fund-Wide Expenses to the extent required by Section 2 and then by waiving class specific expenses.

         SECTION 2 Expense Limitations for Other Funds. PIM agrees to limit the expenses attributable to each class of shares of each Fund listed in Annex C, as updated from time to time, by waiving Fund-Wide Expenses so that the Ordinary Operating Expenses of the Fund listed in Annex C with respect to the class of shares set forth in Annex C do not exceed the percentage of average daily net assets attributable to such class of shares on an annual basis. PIM also agrees to waive Fund-Wide Expenses attributable to any other authorized class of a Fund's shares to the same extent that such expenses are reduced for the class of shares listed in Annex C. In no event shall PFD be required to waive or PIM reimburse any fees payable under a Rule 12b-1 Plan with respect to the Funds listed in Annex C.

         SECTION 3 Amendment or Termination of Expense Limits. PIM may terminate or modify these expense limitations only in accordance with this Agreement. PIM agrees that the expense limitations set forth in Annex B shall continue in force until the date set forth with respect to each Fund (and class thereof) in Annex B; provided, that Pioneer may extend a date reflected in Annex B from time to time. With respect to the Funds listed in Annex C, PIM shall be entitled to modify or terminate the expense limitation with respect to any fiscal year that commences subsequent to the date this Agreement is executed if, but only if, PIM elects to modify or terminate the expense limitation with respect to such subsequent fiscal year and such election is made prior to the effective date of the Fund's post-effective amendment to its Registration Statement on Form N-1A to incorporate the Fund's financial statements; provided that this Agreement shall remain in effect at all times with respect to a Fund until the Fund's then current prospectus is amended or supplemented to reflect the termination or modification of this Agreement. The election by PIM referred to in the preceding sentence shall not be subject to the approval of a Fund or its Board of Trustees, but PIM shall notify the Board of Trustees in advance of the termination or modification of the expense limitation.

         SECTION 4 Termination of Expense Reimbursement Provisions. Notwithstanding anything to the contrary in any predecessor to this Agreement, PIM agrees that it shall not be entitled to be reimbursed for any expenses that PIM, PIMSS or PFD has waived or limited.

         SECTION 5 Ordinary Operating Expenses. For purposes of this Agreement, Ordinary Operating Expenses means all expenses of the Funds other than extraordinary expenses, such as litigation, taxes and brokerage commissions.

         SECTION 6 Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

         SECTION 7 Existing Agreements Superseded. In the case of each Fund, to the extent that this Agreement provides for expense limit arrangements for the same classes of the Fund to which an existing expense limit agreement relates (each an "Existing Agreement"), this Agreement shall supersede and replace the Existing Agreement.

         In witness whereof, the parties hereto have caused this Agreement to be signed as of the 15th day of September, 2006.

        Each of the Funds Listed on Annex A.

                                      By:        /s/ Osbert M. Hood
                                                --------------------------
                                      Name:      Osbert M. Hood
                                      Title:     Executive Vice President

                                      PIONEER INVESTMENT MANAGEMENT, INC.

                                      By:        /s/ Dorothy E. Bourassa
                                                 --------------------------
                                      Name:      Dorothy E. Bourassa
                                      Title:     Secretary

                                                                 Annex A

Pioneer AmPac Growth Fund (a series of Pioneer Series Trust II)

Pioneer Bond Fund

Pioneer AMT-Free CA Municipal Fund (a series of Pioneer Series Trust II)

Pioneer AMT-Free Municipal Fund (a series of Pioneer Series Trust II)

Pioneer Cullen Value Fund (a series of Pioneer Series Trust III)

Pioneer Emerging Markets Fund

Pioneer Equity Opportunity Fund

Pioneer Europe Select Equity Fund

Pioneer Florida Tax Free Income Fund (a series of Pioneer Series Trust IV)

Pioneer Fundamental Growth Fund

Pioneer Global High Yield Fund

Pioneer Global Select Equity Fund (a series of Pioneer Series Trust V)

Pioneer Growth Leaders Fund (a series of Pioneer Series Trust II)

Pioneer High Income Municipal Fund (a series of Pioneer Series Trust V)

Pioneer Ibbotson Aggressive Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)

Pioneer Ibbotson Conservative Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)

Pioneer Ibbotson Growth Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)

Pioneer Ibbotson Moderate Allocation Fund (a series of Pioneer Ibbotson Asset Allocation Series)

Pioneer Independence Fund

Pioneer Institutional Money Market Fund (a series of Pioneer Series Trust IV)

Pioneer International Core Equity Fund (a series of Pioneer Series Trust IV)

Pioneer International Equity Fund

Pioneer International Value Fund

Pioneer Oak Ridge All Cap Growth Fund (a series of Pioneer Series Trust V)

Pioneer Oak Ridge Large Cap Growth Fund (a series of Pioneer Series Trust I)

Pioneer Oak Ridge Small Cap Growth Fund (a series of Pioneer Series Trust I)

Pioneer Research Fund

Pioneer Select Equity Fund

Pioneer Select Research Value Fund (a series of Pioneer Series Trust V)

Pioneer Select Research Growth Fund (a series of Pioneer Series Trust V)

Pioneer Select Value Fund

Pioneer Short Term Income Fund

Pioneer Small and Mid Cap Growth Fund (a series of Pioneer Series Trust II)


                                                                      Annex B



----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                               Fiscal        Regular
                                                              Year End      Prospectus      Expense
Fund                                               Class                       Date          Limit     Expiration
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Value Fund                            A          2/28           7/1           1.25%     7/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          2/28           7/1           2.15%     7/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          2/28           7/1           2.15%     7/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer International Equity Fund                    A          3/31           8/1           1.60%     8/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          3/31           8/1           2.50%     8/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          3/31           8/1           2.50%     8/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Fundamental Growth Fund                      A          3/31           8/1           1.25%     8/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          3/31           8/1           2.15%     8/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          3/31           8/1           2.15%     8/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Bond Fund                                    A          6/30           11/1          1.00%     11/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          6/30           11/1          1.90%     11/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          6/30           11/1          1.90%     11/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          6/30           11/1          1.25%     11/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Cullen Value Fund                            A          6/30           11/1          1.25%     11/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          6/30           11/1          2.15%     11/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          6/30           11/1          2.15%     11/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Moderate Allocation Fund            A          7/31           12/1          0.74%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.52%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.52%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Growth Allocation Fund              A          7/31           12/1          0.79%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.57%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.57%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Aggressive Allocation Fund          A          7/31           12/1          0.85%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.64%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.64%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Ibbotson Conservative Allocation Fund        A          7/31           12/1          0.78%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.68%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.68%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Florida Tax Free Income Fund       A          7/31           12/1          0.82%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          1.72%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          1.72%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer International Core Equity Fund               A          7/31           12/1          1.60%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          7/31           12/1          2.50%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          7/31           12/1          2.50%     12/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Institutional Money Market Fund              1          7/31           12/1          0.25%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     2          7/31           12/1          0.50%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     3          7/31           12/1          0.75%     12/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------






----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Europe Select Equity Fund                    A          8/31           1/1           1.75%     1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.65%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.65%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          8/31           1/1           2.00%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Short Term Income Fund                       A          8/31           1/1           0.90%     1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           1.80%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           1.80%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global Select Equity Fund                    A          8/31           1/1           1.30%     1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.20%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.20%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Research Value Fund                   A          8/31           1/1           1.25%     1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.15%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Research Growth Fund                  A          8/31           1/1           1.25%     1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          8/31           1/1           2.15%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%     1/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer High Income Municipal Fund                   A          8/31           1/1           0.90%     1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           1.80%     1/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge All Cap Growth Fund                A          8/31           1/1           1.25%     1/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          8/31           1/1           2.15%     1/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Global High Yield Fund                       A          10/31          3/1           1.10%     3/1/08
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          10/31          3/1           2.00%     3/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          10/31          3/1           2.00%     3/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Emerging Markets Fund                        A          11/30          4/1           1.95%     4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.85%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.85%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          11/30          4/1           2.20%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer International Value Fund                     A          11/30          4/1           1.70%     4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.60%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.60%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          11/30          4/1           1.95%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge Large Cap Growth                   A          11/30          4/1           1.20%     4/1/09
Fund
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.10%    4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.10%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          11/30          4/1           1.45%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Oak Ridge Small Cap Growth                   A          11/30          4/1           1.40%     4/1/09
Fund
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.30%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.30%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Select Equity Fund                           A          11/30          4/1           1.25%     4/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          11/30          4/1           2.15%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          11/30          4/1           2.15%     4/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Research Fund                                A          12/31          5/1           1.25%     5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.15%     5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%     5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------






----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Independence Fund                            P          12/31          5/1           1.50%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     A          12/31          5/1           1.25%        5/1/09
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.15%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer AmPac Growth Fund                            A          12/31          5/1           1.40%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.30%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.30%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          12/31          5/1           1.65%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer Small and Mid Cap Growth Fund                A          12/31          5/1           1.45%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           2.35%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           2.35%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     R          12/31          5/1           1.70%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer AMT-Free Municipal Fund                      A          12/31          5/1           0.87%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           1.77%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           1.77%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
Pioneer AMT-Free CA Municipal Fund                   A          12/31          5/1           0.86%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     B          12/31          5/1           1.76%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
----------------------------------------------- ------------ ------------ --------------- ------------ --------------
                                                     C          12/31          5/1           1.76%        5/1/07
----------------------------------------------- ------------ ------------ --------------- ------------ --------------






                                                                                                            Annex C


------------------------------------------------------------ ---------------------------------------------------------
Fund                                                         Class A Expense Limit
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer AmPac Growth Fund                                    1.25% until December 31, 2006
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Equity Opportunity Fund                              1.25% until November 30, 2007
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Growth Leaders Fund                                  1.25% until December 31, 2006
------------------------------------------------------------ ---------------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Pioneer Small and Mid Cap Growth Fund                        1.25% until December 31, 2006
------------------------------------------------------------ ---------------------------------------------------------
